Exhibit 99.1

Titan Machinery Announces Expansion of Senior Management Team

-   Mark Kalvoda Promoted to Chief Financial Officer   -

-   Peter Christianson to Continue as President/COO   -

WEST FARGO, N.D—April 11, 2011— Titan Machinery Inc. (NASDAQ:TITN) announced today that Mark Kalvoda, who had been serving as the Company’s Chief Accounting Officer, has been promoted to Chief Financial Officer, effective immediately.  Peter Christianson will continue in his role as President/COO and Director.

David Meyer, Titan Machinery’s Chairman and Chief Executive Officer, stated, “We brought Mark into our company in 2007 with the goal of Mark being our CFO.  His past experience with companies in the public reporting area combined with the excellent performance Mark has exhibited as Titan’s Chief Accounting Officer gives me the confidence in promoting Mark to this important CFO position.  We want to thank Peter Christianson for the great job he has done as CFO and look forward to his continued focus on operations as President/COO.  This announcement is in line with our ongoing long-term plan to attract high quality individuals to executive positions in our company.”

Mark Kalvoda stated, “Having been part of the Titan team and working closely with David and Peter for over three years, I am excited about leveraging my experience and look forward to serving in my new role as Chief Financial Officer and contributing to our future growth.  I believe we are well positioned for long term growth in the agriculture and construction industries.”

Mr. Kalvoda joined Titan Machinery in September 2007 as Chief Accounting Officer.  Prior to joining Titan, he held various positions between 2004 and 2007 at American Crystal Sugar Co., including Corporate Controller, Assistant Secretary and Assistant Treasurer.  Prior to working for American Crystal Sugar Co., he served in various financial positions within Hormel Foods Corporation.

About Titan Machinery Inc.

Titan Machinery Inc., founded in 1980 and headquartered in West Fargo, North Dakota, is a multi-unit business with mature locations and newly-acquired locations. The Company owns and operates a network of full service agricultural and construction equipment stores in the United States. The Titan Machinery network consists of 81 dealerships in North Dakota, South Dakota, Iowa, Minnesota, Montana, Nebraska and Wyoming, including two outlet stores, representing one or more of the CNH Brands (NYSE:CNH, a majority-owned subsidiary of Fiat Industrial (Milan: FI.MI)), including Case IH, New Holland Agriculture, Case Construction, New Holland Construction, Kobelco and CNH Capital. Additional information about Titan Machinery Inc. can be found at www.titanmachinery.com.

Forward Looking Statements

Certain statements found in this press release may constitute forward-looking statements as defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact, including statements regarding long term growth in our industries. Such statements are generally identifiable by the terminology used, such as “anticipate,” “believe,” “intend,” “expect,” “plan,” or other similar words. Although it is not possible to foresee all of the factors that may cause actual results to differ from our forward-looking statements, such factors include, among others, those risks described from time to time in our reports to the Securities and Exchange Commission. Investors should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Stockholders and other readers should not place undue reliance on “forward-looking statements,” as such statements speak only as of the date of this release. We undertake no obligation to update publicly or revise any forward-looking statements.

Contact:

ICR, Inc.

John Mills,  John.Mills@ICRINC.com

Senior Managing Director

310-954-1105